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Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

        As independent public accountants, we hereby consent to the inclusion of our auditors' reports, dated January 22, 2003 and February 2, 2002, in the Form S-4 Registration Statement of Mid-State Bancshares in connection with the acquisition of Ojai Valley Bank and to all references to our Firm included in this registration statement.

Fanning & Karrh

Ventura, California
September 4, 2003

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  Exhibit 23.3
INDEPENDENT AUDITORS' CONSENT